UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 22, 2006

JPMORGAN CHASE & CO.
(Exact Name of Registrant as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-05805	13-2624428
(Commission File Number)	(IRS Employer Identification No.)

270 Park Avenue,
New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits

      (d) Exhibits

      The following Exhibits are incorporated by reference into the Registration Statement on Form S-3ASR (333-130051) of JPMorgan Chase & Co. (the “Registrant”) as exhibits thereto and are filed as part of this Current Report.

8.1	Tax Opinion of Davis Polk & Wardwell relating to Call Overwrite Index Notes Linked to the BXMSM Index due October 5, 2007

8.2	Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to a Basket Consisting of the AMEX
Hong Kong 30 Index, the FTSE/Xinhua China 25 Index, the Korea Stock Price Index 200, the MSCI Taiwan Index and the MSCI
Singapore Index due October 31, 2007

8.3	Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to the Nikkei 225 Index due October 3, 2007

8.4	Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to the S&P 500® Index due March 5, 2008

8.5	Tax Opinion of Davis Polk & Wardwell relating to Annual Review Notes Linked to the S&P 500® Index due October 6, 2009

8.6	Tax Opinion of Davis Polk & Wardwell relating to 20.0% Reverse Exchangeable Notes due September 27, 2007 Linked to the Least
Performing Common Stock in the Dow Jones Industrial AverageSM (not including the common stock of JPM)

8.7	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchange Notes due September 28, 2007 Linked to the Common Stock of a Single Reference Stock Issuer

8.8	Tax Opinion of Davis Polk & Wardwell relating to Semi-Annual Review Notes Linked to the 10-Year Constant Maturity U.S. Treasury Rate due September 30, 2008

8.9	Tax Opinion of Davis Polk & Wardwell relating to Return Enhanced Notes Linked to the S&P 500® Index due October 5, 2007

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.
(Registrant)

By:	/s/ James C.P. Berry

	Name:	James C.P. Berry
	Title:	Assistant Corporate Secretary

Dated: September 26, 2006

EXHIBIT INDEX

Exhibit Number	Description

8.1	Tax Opinion of Davis Polk & Wardwell relating to Call Overwrite Index Notes Linked to the BXMSM Index due October 5, 2007

8.2	Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to a Basket Consisting of the AMEX
Hong Kong 30 Index, the FTSE/Xinhua China 25 Index, the Korea Stock Price Index 200, the MSCI Taiwan Index and the MSCI
Singapore Index due October 31, 2007

8.3	Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to the Nikkei 225 Index due October 3, 2007

8.4	Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to the S&P 500® Index due March 5, 2008

8.5	Tax Opinion of Davis Polk & Wardwell relating to Annual Review Notes Linked to the S&P 500® Index due October 6, 2009

8.6	Tax Opinion of Davis Polk & Wardwell relating to 20.0% Reverse Exchangeable Notes due September 27, 2007 Linked to the Least
Performing Common Stock in the Dow Jones Industrial AverageSM (not including the common stock of JPM)

8.7	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchange Notes due September 28, 2007 Linked to the Common Stock of a Single Reference Stock Issuer

8.8	Tax Opinion of Davis Polk & Wardwell relating to Semi-Annual Review Notes Linked to the 10-Year Constant Maturity U.S. Treasury Rate due September 30, 2008

8.9	Tax Opinion of Davis Polk & Wardwell relating to Return Enhanced Notes Linked to the S&P 500® Index due October 5, 2007